UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 15, 2004


                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                       0-28839                     13-1964841
       --------                       -------                     ----------
      (State or other                                         (I.R.S. Employer
jurisdiction of incorporation)    (Commission File Number)  Identification No.)


         180 Marcus Blvd., Hauppauge, New York                  11788
         -------------------------------------                  -----

             (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 2.02     Results of Operations and Financial Condition.

On October 15, 2004, Audiovox Corporation (the "Company") issued a press release announcing its earnings for its third quarter of fiscal year 2004. A copy of the release is furnished herewith as Exhibit 99.1.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              AUDIOVOX CORPORATION (Registrant)

Date:  October 26, 2004                       /s/ Charles M. Stoehr
                                              ---------------------

                                              Charles M. Stoehr
                                              Senior Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                 Description


    99.1 Press Release, dated October 15, 2004, relating to Audiovox Corporation's earnings release for the third quarter of 2004.